Exhibit 21.1

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 22, 2012

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Airport CNG, LLC	Delaware
Apache Alaska Corporation	Delaware
Apache Corporation (New Jersey)	New Jersey
Apache CR Company	Delaware
Apache Crude Oil Marketing, Inc.	Delaware
Apache Deepwater LLC	Delaware
Apache Shelf, Inc.	Delaware
Edge Petroleum Exploration Company	Delaware
Edge Petroleum Operating Company, Inc.	Delaware
Edge Petroleum Production Company	Delaware
Mariner LP LLC	Delaware
MC Beltway 8, LLC	Delaware
Miller Exploration Company	Delaware
Miller Oil Corporation	Michigan
Apache Delaware V LLC	Delaware
Texas and New Mexico Exploration LLC	Delaware
Apache Energy Limited	Western Australia
Apache Australia Offshore Holdings Pty Ltd	Western Australia
Apache PVG Pty Ltd	Western Australia
Apache Colombia Exploration and Production LDC	Cayman Islands
Apache Coniston Novara Holdings Pty Ltd	Western Australia
Apache Coniston Novara Pty Ltd	Western Australia
Apache DCDP Holdings Pty Ltd	Western Australia
Apache DCDP Pty Ltd	Western Australia
Apache do Brasil Exploração e Produção de Petróleo e Gás Ltda.	Brazil
Apache East Spar Pty Limited	Western Australia
Apache Fertilisers Pty Ltd	Western Australia
Apache Halyard Holdings Pty Ltd	Western Australia
Apache Halyard Pty Ltd	Western Australia
Apache Hurricane Holdings Pty Ltd	Western Australia
Apache Hurricane Pty Ltd	Western Australia
Apache Julimar Holdings Pty Ltd	Western Australia
Apache Julimar Pty Ltd	Western Australia
Apache Kersail Pty Ltd	Victoria, Australia
Apache LNG Pty Ltd	Western Australia
Apache Macedon Holdings Pty Ltd	Western Australia
Apache Macedon Pty Ltd	Western Australia
Apache Maitland Holdings Pty Ltd	Western Australia
Apache Maitland Pty Ltd	Western Australia
Apache Northwest Pty Ltd.	Western Australia
Apache Oil Australia Pty Limited	New South Wales, Australia
Apache Permits Pty Ltd	Western Australia
Apache Reindeer Holdings Pty Ltd	Western Australia
Apache Reindeer Pty Ltd	Western Australia
Ningaloo Vision Holdings Pte. Ltd.	Republic of Singapore
Apache Finance Louisiana Corporation	Delaware

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 22, 2012

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache GOM Pipeline, Inc.	Delaware
Apache Holdings, Inc.	Delaware
Apache International Employment Inc.	Delaware
Apache International LLC	Delaware
Apache North America, Inc.	Delaware
Apache Caribbean Holdings Corporation	St. Lucia
Apache Energy Trinidad Unlimited	Trinidad and Tobago
Apache Egypt Midstream Holdings I LDC	Cayman Islands
Apache Finance Australia Pty Limited	Australian Capital Territory
Apache Finance Pty Limited	Australian Capital Territory
Apache Australia Management Pty Limited	Victoria, Australia
Apache Australia Holdings Pty Limited	Western Australia
Apache Khalda Corporation LDC	Cayman Islands
Apache Khalda II Corporation LDC	Cayman Islands
Apache New Zealand Corporation LDC	Cayman Islands
Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Luxembourg Holdings VI LDC	Cayman Islands
Apache Luxembourg Holdings IV S.a. r.l.	Luxembourg
Apache Louisiana Holdings, LLC	Delaware
Apache Louisiana Minerals LLC	Delaware
Apache Marketing, Inc.	Delaware
Apache MEI Finance, Inc.	Delaware
Apache Midstream Enterprises, Inc.	Delaware
Apache Midstream LLC	Delaware
Apache Natural Gas Transportation Fuels LLC	Delaware
Apache Oil Corporation	Texas
Apache Overseas, Inc.	Delaware
Apache Abu Gharadig Corporation LDC	Cayman Islands
Apache Angola Corporation LDC	Cayman Islands
Apache Argentina Corporation LDC	Cayman Islands
Apache Asia Pacific Investment, Inc.	Delaware
Apache Asyout Corporation LDC	Cayman Islands
Apache Darag Corporation LDC	Cayman Islands
Apache East Bahariya Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands
Apache Enterprises LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands
Apache Madera Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache Luxembourg Holdings I S.a.r.l	Luxembourg
Apache Luxembourg Holdings II S.a.r.l.	Luxembourg

Apache Luxembourg Holdings III LDC	Cayman Islands

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 22, 2012

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache North Bahariya Corporation LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Tarek Corporation LDC	Cayman Islands
Apache Petrolera Argentina S.A.	Argentina
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache UK Holdings LDC	Cayman Islands
Apache International Finance S.à r.l.	Luxembourg
Apache North Sea Limited	England and Wales
Apache Kenya Limited	Kenya
Apache North Sea Production Limited	England and Wales
Apache UK Investment Limited	England and Wales
Apache Beryl I Limited	Cayman Islands
Apache Beryl II Limited	England and Wales
Apache Beryl III Limited	England and Wales
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Onyx Acquisition Corporation LDC	Cayman Islands
Apache Permian Basin Investment Corporation	Delaware
Apache Permian Basin Corporation	Delaware
Apache Permian Exploration and Production LLC	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Permian Basin Joint Venture LLC (95%)	Delaware
ZPZ Delaware I LLC	Delaware
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Shady Lane Ranch Inc.	Delaware
Apache Stoneaxe Corporation LDC	Cayman Islands
Apache Transfer Company	Delaware
Apache Transmission Corporation - Texas	Texas
Apache UK Limited	England and Wales
Apache Lowendal Pty Limited	Victoria, Australia
Apache Well Containment LLC	Delaware
Apache West Texas Acquisition Corporation	Delaware
Apache West Texas Holdings, Inc.	Delaware
Apache Delaware Investment LLC	Delaware
Apache West Texas Investment LLC	Delaware
BLPL Holdings LLC	Delaware
CDRL Acquisition LLC	Delaware
CDRL Holdings LLC	Delaware
CV Energy Corporation	Delaware
Clear Creek Hunting Preserve, Inc.	Wyoming
Cottonwood Aviation, Inc.	Delaware

DEK Energy Company	Delaware
Apache Finance Canada Corporation	Nova Scotia, Canada
Apache Finance Canada III ULC	Alberta, Canada
Apache Finance Canada IV ULC	Alberta, Canada

Apache Corporation (a Delaware corporation)

Listing of Subsidiaries as of February 22, 2012

Exact Name of Subsidiary and Name under which Subsidiary does Business	Jurisdiction of Incorporation or Organization
Apache Canada Management Ltd	Alberta, Canada
Apache Canada Holdings Ltd	Alberta, Canada
Apache Canada Management II Ltd	Alberta, Canada
Apache Finance Canada II Corporation	Nova Scotia, Canada
Apache Canada Ltd.	Alberta, Canada
Apache Canada Argentina Holdings ULC	Alberta, Canada
Apache Canada KM ULC	Alberta, Canada
Apache Austria Investment LDC	Cayman Islands
Apache Canada Argentina Investment ULC	Alberta, Canada
Apache Natural Resources Petrolera Argentina S.R.L.	Argentina
Petrolera TDF Company S.R.L.	Argentina
Petrolera LF Company S.R.L.	Argentina
Apache Energía Argentina S.R.L.	Argentina
Apache Canada Chile Holdings ULC	Alberta, Canada
Apache Chile Energìa SPA	Chile
Apache Canada Chile Investment ULC	Alberta, Canada
Apache Canada Properties Ltd.	Alberta, Canada
Apache Canada Zama Pipeline Ltd.	Federal – Canada
Apache FC Capital Canada Inc.	Alberta, Canada
Apache FC Canada Enterprises Inc.	Alberta, Canada
Apache Lenga Holdings LDC	Cayman Islands
Apache Lenga Investment LLC	Delaware
Apache Rusfin Investment LLC	Delaware
KM LNG Operating Ltd.	British Columbia
GOM Shelf, LLC	Delaware
Kitimat Development Inc.	Delaware
Phoenix Exploration Resources, Ltd.	Delaware
TEI Arctic Petroleum (1984) Ltd.	Alberta, Canada
Texas International Company	Delaware
Wheelco Energy LLC	Delaware
ZPZ Acquisitions, Inc.	Delaware
ZPZ Delaware II LLC	Delaware
Phoenix Exploration Louisiana B LLC (75%)	Delaware
Phoenix Exploration Louisiana C LLC (75%)	Delaware
Phoenix Exploration Louisiana D LLC (75%)	Delaware
Phoenix Exploration Louisiana E LLC (75%)	Delaware
Phoenix Exploration Company, LLC (75%)	Delaware
ZPZ Delaware III LLC	Delaware